JANUS INCOME FUNDS
                         Supplement dated April 3, 2002
                      to Prospectus dated February 25, 2002



The average annual total returns table and accompanying footnotes in the Risk/Return Summary of the Prospectus for Janus Federal Tax-Exempt Fund are deleted in their entirety and replaced with the following:

                                                     Average annual total returns for periods ended 12/31/01
                                                                                            Since Inception
                                                               1 year         5 years          (5/3/93)
Janus Federal Tax-Exempt Fund
Return Before Taxes                                             3.14%          4.27%             4.67%
Return After Taxes on Distributions                             3.11%          4.23%             4.64%
Return After Taxes on Distributions and Sale of Fund            3.65%          4.36%             4.71%
Shares*
Lehman Brothers Municipal Bond Index+                           5.13%          5.98%             6.07%
  (reflects no deduction for expenses or taxes)
                                                            ------------------------------------------------


* When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

+ Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations.